SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 10, 2004


       AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of the ARMS II Global Fund I)
       ------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      333-104969                                        Not Applicable
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


Level 6, 12 Castlereagh Street,Sydney, New South Wales,Australia  Not Applicable
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                       (Zip Code)


                                  612-9225-0800
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         On June 5, 2003, Australian Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the ARMS II Global Fund I (the "Fund"), publicly issued US$1,000,000,000 of Class A Mortgage Backed Floating Rate Bonds due September 10, 2034 (the "Bonds") pursuant to a registration statement (No. 333-104969) declared effective on May 23, 2003. Australian Securitisation Management Pty Limited was the manager for the issuance of the Bonds. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Bonds.

         On September 10, 2003, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.

         On December 10, 2003, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.

         On March 10, 2004, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.

         On June 10, 2004, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.

         On September 10, 2004, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.

         On December 10, 2004, the Payment Date, the Fund made a regular quarterly distribution of principal and interest to the holders of the Bonds issued by the Fund.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT  NO.      EXHIBIT NO.           DESCRIPTION
------------      --------------        -----------

    1                  99               Bondholders Report Related to the
                                        December 10, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the ARMS II Global Fund I, by the undersigned, thereunto duly authorized.

                                  Australian Securitisation Management Pty
                                  Limited, (in its capacity as trust manager for the ARMS II Global Fund I) (Registrant)


Dated: December 23, 2004


                                  By:   /S/  LINDA LAZNIK
                                     -------------------------------------------
                                     Name:   Linda Laznik
                                     Title:  Treasurer, AMS Ltd.

                                INDEX OF EXHIBITS



               ITEM 601(A) OF
EXHIBIT        REGULATION S-K
NUMBER         EXHIBIT NO.       DESCRIPTION                               PAGE
-------        --------------    -----------                               ----

Exhibit 1           99           Bondholders Report                         1
                                 Related to the December 10, 2004
                                 Distribution